UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Annual Report to Shareholders

DWS Japan Equity Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

22 Investment Portfolio

26 Financial Statements

30 Financial Highlights

34 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Directors and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.52%, 2.32% and 2.26% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B shares prior to its inception on August 10, 1998 and for Class C shares prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of DWS Japan Equity Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS Japan Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	-22.07%	.13%	6.45%	8.24%
Class B	-22.70%	-.65%	5.62%	7.28%
Class C	-22.67%	-.61%	5.66%	7.45%
TOPIX Index+	-15.28%	1.65%	7.42%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/08	$ 9.94	$ 9.67	$ 9.68
8/31/07	$ 14.86	$ 14.62	$ 14.63
Distribution Information: Twelve Months as of 8/31/08: Capital Gain Distributions**	$ 1.93	$ 1.93	$ 1.93
** Includes $0.06 of a tax return of capital.
Class A Lipper Rankings — Japanese Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	18	of	47	38
3-Year	6	of	26	23
5-Year	7	of	23	30
10-Year	2	of	11	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,345	$9,461	$12,882	$20,802
	Average annual total return	-26.55%	-1.83%	5.20%	7.60%
Class B	Growth of $10,000	$7,531	$9,676	$13,059	$20,190
	Average annual total return	-24.69%	-1.09%	5.48%	7.28%
Class C	Growth of $10,000	$7,733	$9,818	$13,167	$20,507
	Average annual total return	-22.67%	-.61%	5.66%	7.45%
TOPIX Index+	Growth of $10,000	$8,472	$10,504	$14,305	$16,388
	Average annual total return	-15.28%	1.65%	7.42%	5.06%

The growth of $10,000 is cumulative.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expenses related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS Japan Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	-22.11%	.26%	6.63%	5.60%
TOPIX Index+	-15.28%	1.65%	7.42%	7.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 9.99
8/31/07	$ 14.92
Distribution Information: Twelve Months as of 8/31/08: Capital Gains Distributions**	$ 1.93
** Includes $0.06 of a tax return of capital.
Class S Lipper Rankings — Japanese Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	47	40
3-Year	5	of	26	19
5-Year	6	of	23	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$7,789	$10,079	$13,784	$13,964
	Average annual total return	-22.11%	.26%	6.63%	5.60%
TOPIX Index+	Growth of $10,000	$8,472	$10,504	$14,305	$15,426
	Average annual total return	-15.28%	1.65%	7.42%	7.39%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 905.30	$ 901.20	$ 902.10	$ 905.70
Expenses Paid per $1,000*	$ 8.43	$ 13.00	$ 12.62	$ 8.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,016.29	$ 1,011.46	$ 1,011.86	$ 1,016.29
Expenses Paid per $1,000*	$ 8.92	$ 13.75	$ 13.35	$ 8.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.76%	2.72%	2.64%	1.76%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Japan Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Japan Equity Fund. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of DIMA, is the subadvisor for the fund. Under DIMA's oversight, DeAMJ makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA and DeAMJ are each an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenji Chihara

Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of the fund.

• Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset Management (Japan) Limited in October 2005.

• Joined the fund in 2005.

• Formerly Chief Investment Officer of Deutsche Trust Bank.

• Over 21 years of investment industry experience.

• Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management.

• BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

In the following interview, the portfolio manager discusses the market environment and DWS Japan Equity Fund's strategy during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did Japan's economy and stock market perform during the past 12 months?

A: Japanese equities performed poorly during the annual period ended August 31, 2008, as measured by the -20.68% local currency return of the TOPIX (the fund's benchmark).1 US-based investors received a marginally better return due to the appreciation of the yen relative to the US dollar.2 At the beginning of the period, 115.73 yen were required to purchase one US dollar; by the end of the period, this number had fallen to 108.86 — signifying strength in the currency. As a result, the decline of the TOPIX moderated to -15.28% when measured in US dollar terms. It should be noted, however, that the yen began to weaken versus the dollar during the final three months of the reporting period. The result, for US investors, was an added negative on top of the exceptionally poor performance recorded by Japanese equities during this interval.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index, expressed in US dollar terms, is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

During the period, in addition to losing ground on an absolute basis, Japan lagged the -12.07% US dollar return of the Morgan Stanley Capital International (MSCI) World Index, a measure of performance for the broader global markets.3 The TOPIX also has underperformed the MSCI World Index for the three-, five- and 10-year periods.

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What were the key factors affecting the performance of Japan's market?

A: Japanese equities were pressured by the same issues that weighed on financial markets throughout the world during the past 12 months. As evidence mounted that the troubles in the US housing and credit markets were leading to a meaningful slowdown in America's economy, investors began to discount the possibility that a recession in the United States would cause growth to stall worldwide. The US Federal Reserve Board (the Fed) responded by making rigorous efforts to stabilize the financial markets via large interest rate cuts and injections of liquidity into the credit markets. While these steps initially led to an improvement in market sentiment, rising inflation pressures and growing evidence of a slowdown in global economic growth led to a renewed downturn in global equities in the latter part of the period.

Local factors also played a part in Japan's poor performance. Most notable among these was the concern that the yen's powerful appreciation would dampen earnings for export-dependent companies.4 Also weighing on the market were further signs of a slowdown in Japan's economy. Industrial production remained soft, with weak automobile sales reflecting the slowdown in the US. In addition, instability in the semiconductor manufacturing sector contributed to a decline in exports of intermediate goods to Asia. The labor market also continued to worsen, leading to downturns in household consumption, department store sales and consumer confidence.

4 A more expensive currency can depress earnings by making a company's products more costly for overseas buyers, thereby crimping sales volumes.

Q: How did the fund perform?

A: Class A shares of the fund returned -22.07% during the annual period, lagging the -15.28% US dollar return of the TOPIX Index but slightly outperforming the -23.12% average return of its Lipper category, Japanese Funds. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

Despite the negative absolute return of the past year, we are pleased to report that the fund is in the top third of its Lipper category for the three-, five- and 10-year periods ended August 31, 2008.5

5 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. It is not possible to invest directly into a Lipper category.

Q: What were the key factors behind the fund's underperformance relative to the benchmark?

A: Both our stock selection and our sector positioning contributed negatively to performance.

With respect to sector allocations, the most notable sources of underperformance were the fund's below-benchmark weighting in the electric power/gas sector, which outperformed, and its above-benchmark weighting in the machinery sector, which lagged. On the plus side, an overweight in wholesale trade and an underweight in real estate added value.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, the leading detractors were Mitsubishi Rayon* (textiles & apparels), Dowa Holdings Co., Ltd. (nonferrous metals) and Sumitomo Heavy Industries Ltd. (machinery). The largest positive contributions came from holdings in Alpen Co., Ltd. (retail trade), Seven Bank Ltd. (banks) and Hitachi Metals Ltd. (iron & steel).

Q: What notable changes did you make to the portfolio during the period?

A: The major additions to the portfolio during the past 12 months were Sony Corp. (electric appliances), TDK Corp. (electric appliances) and Mitsubishi Heavy Industries Co., Ltd. (machinery). We purchased Sony following a sharp decline in its share price, based on our expectation for strong sales volume for its Playstation 3 game consoles. TDK Corp.'s share price was volatile due to high global inventory levels for hard disk drives. We elected to take advantage of this volatility by adding to our position, reflecting our view that inventory adjustments will likely lead to a more favorable environment in the months ahead. Mitsubishi Heavy Industries, meanwhile, was hurt by the large short-term development costs associated with the production of a new line of airplanes. However, we believe this issue obscured the growth potential of its business, including gas turbines, coal gasification and ocean windmills.

Notable sells were Matsuda Sangyo Co., Ltd. (wholesale trade), Ube Industries (chemicals)* and Shinko Electric Industries Co., Ltd. (electric appliances). Matsuda Sangyo's share price had increased in response to a rise in precious metal prices, and took profits in the majority of the position. Similarly, we sold the fund's position in Ube after its share price rose following an upward revision to its earnings estimates. We elected to sell a majority of the position in Shinko after the company reported negative earnings for the first half of the year and revised its earnings forecast downward.

* Not held in the portfolio as of August 31, 2008.

Q: Do you have any closing thoughts for investors?

A: Believing the Japanese market will remain under pressure from developments overseas, we are maintaining a cautious outlook. Slowing US growth and rising inflation are both issues that represent potential headwinds to performance. Geopolitical risks are also a factor given the emergence of the conflict between Georgia and Russia. On the plus side, however, an acceleration of cost-cutting initiatives by Japanese corporations represents a positive driver for long-term earnings results. In addition, the push for better corporate governance — which has been at a lull for some time — seems to be regaining vigor. Another key consideration, in our view, is that although credit risk has risen among the small- and medium-sized property developers and construction firms in Japan, financial institutions have acted swiftly and have not overextended themselves in lending them more money. We therefore believe the negative impact of the difficulties in Japan's property sector likely will stay contained. Despite our overall caution, we remain on the lookout for opportunities to use market weakness to add to our favored positions at attractive valuations.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/08	8/31/07

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/08	8/31/07

Industrials	22%	20%
Materials	20%	20%
Consumer Discretionary	18%	15%
Information Technology	16%	16%
Financials	15%	22%
Health Care	4%	2%
Energy	2%	2%
Telecommunication Services	2%	2%
Consumer Staples	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2008 (26.1% of Net Assets)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	3.4%
2. Shin-Etsu Chemical Co., Ltd. Produces and distributes synthetic resins and other chemical products	3.0%
3. Sumitomo Mitsui Financial Group, Inc. A holding company that provides commercial banking and other financial services	3.0%
4. Mitsui & Co., Ltd. Operator of small trading company	2.9%
5. Sumitomo Chemical Co., Ltd. Manufacturer of chemical products	2.5%
6. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.5%
7. Mitsubishi Heavy Industries Ltd. Is a comprehensive heavy machinery maker	2.3%
8. Komatsu Ltd. Manufacturer of construction machinery	2.3%
9. Mitsui O.S.K. Lines Ltd. Provider of marine transportation	2.1%
10. Nippon Mining Holdings, Inc. Provider of non-ferrous metals, petroleum and electronic materials	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 18.0%
Auto Components 0.7%
Denso Corp.	24,100	623,049
Automobiles 5.9%
Daihatsu Motor Co., Ltd.	38,000	468,926
Isuzu Motors Ltd.	478,000	1,796,160
Toyota Motor Corp.	69,100	3,097,324
		5,362,410
Household Durables 3.6%
Makita Corp.	56,300	1,453,679
Sony Corp.	48,300	1,849,427
		3,303,106
Leisure Equipment & Products 1.1%
Shimano, Inc.	24,300	989,955
Media 1.0%
Daiichikosho Co., Ltd.	88,300	908,630
Multiline Retail 1.3%
Ryohin Keikaku Co., Ltd.	21,700	1,163,027
Specialty Retail 4.4%
Alpen Co., Ltd.	76,900	1,471,975
NAFCO Co., Ltd.	50,800	711,188
Nitori Co., Ltd.	32,700	1,820,320
		4,003,483
Consumer Staples 0.9%
Personal Products
Kobayashi Pharmaceutical Co., Ltd.	25,100	851,053
Energy 2.1%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	348,500	1,943,112
Financials 14.5%
Capital Markets 2.3%
Nomura Holdings, Inc.	57,300	762,819
SBI Holdings, Inc.	7,109	1,276,239
		2,039,058
Commercial Banks 7.1%
Mitsubishi UFJ Financial Group, Inc.	297,800	2,267,817
Seven Bank Ltd.	594	1,518,667
Sumitomo Mitsui Financial Group, Inc.	441	2,683,164
		6,469,648
Consumer Finance 0.3%
ORIX Corp.	2,220	272,968
Insurance 2.9%
T&D Holdings, Inc.	23,050	1,202,673
Tokio Marine Holdings, Inc.	42,900	1,457,119
		2,659,792
Real Estate Management & Development 1.9%
Kenedix, Inc.	3,018	1,739,238
Health Care 3.9%
Health Care Equipment & Supplies 0.4%
Olympus Corp.	11,000	356,240
Pharmaceuticals 3.5%
Daiichi Sankyo Co., Ltd.	61,800	1,866,914
Eisai Co., Ltd.	33,600	1,337,108
		3,204,022
Industrials 21.6%
Commercial Services & Supplies 0.0%
Matsuda Sangyo Co., Ltd.	380	8,454
Electrical Equipment 1.5%
Mitsubishi Electric Corp.	157,000	1,338,248
Machinery 9.9%
Hitachi Zosen Corp.*	594,500	633,909
IHI Corp.	77,000	131,048
Komatsu Ltd.	97,900	2,054,881
Kurita Water Industries Ltd.	45,200	1,468,769
Mitsubishi Heavy Industries Ltd.	440,000	2,101,052
Sumitomo Heavy Industries Ltd.	214,000	1,035,571
Tadano Ltd.	201,000	1,543,885
		8,969,115
Marine 3.1%
Kawasaki Kisen Kaisha Ltd.	122,000	869,767
Mitsui O.S.K. Lines Ltd.	164,000	1,951,376
		2,821,143
Road & Rail 1.3%
Hamakyorex Co., Ltd.	55,600	1,164,974
Trading Companies & Distributors 5.8%
Mitsubishi Corp.	45,100	1,248,961
Mitsui & Co., Ltd.	152,000	2,609,605
Sumitomo Corp.	117,700	1,468,836
		5,327,402
Information Technology 15.3%
Computers & Peripherals 1.5%
Mitsumi Electric Co., Ltd.	6,600	177,028
Toshiba Corp.	214,000	1,198,515
		1,375,543
Electronic Equipment, Instruments & Components 7.1%
HOYA Corp.	68,400	1,389,789
Iriso Electronics Co., Ltd.	79,900	935,755
Nidec Corp.	26,100	1,758,792
Nippon Electric Glass Co., Ltd.	96,000	1,279,279
TDK Corp.	18,300	1,058,260
		6,421,875
Internet Software & Services 1.9%
Yahoo! Japan Corp.	4,341	1,667,522
IT Services 2.4%
NS Solutions Corp.	68,900	1,111,294
Otsuka Corp.	15,100	1,085,217
		2,196,511
Semiconductors & Semiconductor Equipment 2.4%
Disco Corp.	14,500	537,115
Micronics Japan Co., Ltd.	64,800	1,352,175
Shinko Electric Industries Co., Ltd.	23,000	320,419
		2,209,709
Materials 20.1%
Chemicals 11.5%
Hitachi Chemical Co., Ltd.	68,100	1,236,133
JSR Corp.	91,100	1,558,026
Nitto Denko Corp.	34,700	1,043,374
Shin-Etsu Chemical Co., Ltd.	48,600	2,711,102
Sumitomo Chemical Co., Ltd.	372,000	2,272,894
Taiyo Ink Manufacturing Co., Ltd.	81,800	1,588,667
		10,410,196
Metals & Mining 8.6%
Dowa Holdings Co., Ltd.	306,000	1,706,765
Hitachi Metals Ltd.	107,000	1,598,440
JFE Holdings, Inc.	28,800	1,211,257
Nippon Steel Corp.	96,000	453,998
Osaka Steel Co., Ltd.	30,200	385,686
Pacific Metals Co., Ltd.	77,000	492,015
Sumitomo Metal Industries Ltd.	184,000	815,285
Sumitomo Metal Mining Co., Ltd.	89,000	1,138,069
		7,801,515
Telecommunication Services 1.9%
Wireless Telecommunication Services
KDDI Corp.	294	1,711,007
Total Common Stocks (Cost $106,269,893)		89,312,005

Warrants 0.1%
Materials
Dowa Holdings Co., Ltd., Expiration Date 1/29/2010* (Cost $0)	270,000	61,042

Cash Equivalents 1.9%
Cash Management QP Trust, 2.44% (a) (Cost $1,708,295)	1,708,295	1,708,295
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $107,978,188)+	100.3	91,081,342
Other Assets and Liabilities, Net	(0.3)	(287,902)
Net Assets	100.0	90,793,440
* Non-income producing security.
+ The cost for federal income tax purposes was $113,470,201. At August 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,388,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,582,755 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,971,614.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments: Investments in securities, at value (cost $106,269,893)	$ 89,373,047
Investment in Cash Management QP Trust (cost $1,708,295)	1,708,295
Total investments, at value (cost $107,978,188)	91,081,342
Foreign currency, at value (cost $461)	461
Receivable for investments sold	802,448
Receivable for Fund shares sold	33,764
Dividends receivable	28,690
Interest receivable	4,865
Other assets	42,546
Total assets	91,994,116
Liabilities
Payable for investments purchased	770,013
Payable for Fund shares redeemed	77,016
Accrued management fee	65,631
Other accrued expenses and payables	288,016
Total liabilities	1,200,676
Net assets, at value	$ 90,793,440
Net Assets Consist of
Accumulated net investment loss	(428,257)
Net unrealized appreciation (depreciation) on: Investments	(16,896,846)
Foreign currency	15
Accumulated net realized gain (loss)	(15,058,571)
Paid-in capital	123,177,099
Net assets, at value	$ 90,793,440

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,218,900 ÷ 3,743,627 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 94.25 of $9.94)	$ 10.55

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,256,815 ÷ 647,247 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 9.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,007,433 ÷ 2,480,754 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 9.68
Class S Net Asset Value, offering and redemption price(a) per share ($23,310,292 ÷ 2,333,595 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.99
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $143,890)	$ 1,950,132
Interest — Cash Management QP Trust	44,836
Interest	162
Total Income	1,995,130
Expenses: Management fee	1,022,275
Administration fee	120,268
Services to shareholders	331,684
Distribution and service fees	538,844
Custodian fee	118,854
Professional fees	101,726
Director's fees and expenses	6,623
Reports to shareholders	94,138
Registration fees	60,748
Other	62,094
Total expenses before expense reductions	2,457,254
Expense reductions	(519)
Total expenses after expense reductions	2,456,735
Net investment income (loss)	(461,605)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(9,672,166)
Foreign currency	(178,938)
(9,851,104)
Change in net unrealized appreciation (depreciation) on: Investments	(16,744,120)
Foreign currency	(15,315)
(16,759,435)
Net gain (loss)	(26,610,539)
Net increase (decrease) in net assets resulting from operations	$ (27,072,144)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income (loss)	$ (461,605)	$ (1,134,968)
Net realized gain (loss)	(9,851,104)	14,227,312
Change in net unrealized appreciation (depreciation)	(16,759,435)	(8,138,410)
Net increase (decrease) in net assets resulting from operations	(27,072,144)	4,953,934
Distributions to shareholders from: Net realized gains: Class A	(6,369,881)	(10,473,863)
Class B	(1,370,861)	(2,089,328)
Class C	(5,361,305)	(8,801,967)
Class S	(4,038,542)	(11,467,649)
Tax return of capital: Class A	(203,953)	—
Class B	(43,893)	—
Class C	(171,660)	—
Class S	(129,307)	—
Total distributions	(17,689,402)	(32,832,807)
Fund share transactions: Proceeds from shares sold	46,935,796	103,663,537
Reinvestment of distributions	13,251,150	25,949,493
Cost of shares redeemed	(127,367,907)	(106,757,623)
Redemption fees	3,108	10,210
Net increase (decrease) in net assets from Fund share transactions	(67,177,853)	22,865,617
Increase (decrease) in net assets	(111,939,399)	(5,013,256)
Net assets at beginning of period	202,732,839	207,746,095
Net assets at end of period (including accumulated net investment loss of $428,257 and $18,484, respectively)	$ 90,793,440	$ 202,732,839

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006[f]	2005[f]	2004[f]
Selected Per Share Data
Net asset value, beginning of period	$ 14.86	$ 17.18	$ 14.65	$ 13.67	$ 11.72
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.06)	(.06)	(.03)	(.08)
Net realized and unrealized gain (loss)	(2.98)	.52	3.79	2.23	2.03
Total from investment operations	(2.99)	.46	3.73	2.20	1.95
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(1.22)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(1.22)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.94	$ 14.86	$ 17.18	$ 14.65	$ 13.67
Total Return (%)[b]	(22.07)	2.66[c]	25.48[c]	16.72[c]	16.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	57	70	30	29
Ratio of expenses before expense reductions (%)	1.74	1.52	1.53	1.79	2.10[d]
Ratio of expenses after expense reductions (%)	1.74	1.52	1.42	1.40	1.40[d]
Ratio of net investment income (loss) (%)	(.08)	(.36)	(.37)	(.25)	(.65)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Class B Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.62	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.18)	(.19)	(.17)	(.19)
Net realized and unrealized gain (loss)	(2.91)	.51	3.80	2.24	2.03
Total from investment operations	(3.02)	.33	3.61	2.07	1.84
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(.88)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(.88)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.67	$ 14.62	$ 17.07	$ 14.66	$ 13.47
Total Return (%)[b]	(22.70)	1.82[c]	24.61[c]	15.79[c]	15.82[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	12	14	8	9
Ratio of expenses before expense reductions (%)	2.61	2.32	2.28	2.54	2.85[d]
Ratio of expenses after expense reductions (%)	2.61	2.31	2.16	2.15	2.15[d]
Ratio of net investment income (loss) (%)	(.95)	(1.15)	(1.11)	(1.00)	(1.40)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
* Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.17)	(.20)	(.17)	(.19)
Net realized and unrealized gain (loss)	(2.92)	.51	3.81	2.24	2.03
Total from investment operations	(3.02)	.34	3.61	2.07	1.84
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(.88)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(.88)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.68	$ 14.63	$ 17.07	$ 14.66	$ 13.47
Total Return (%)[b]	(22.67)	1.89[c]	24.61[c]	15.79[c]	15.82[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	49	59	16	16
Ratio of expenses before expense reductions (%)	2.55	2.26	2.27	2.54	2.85[d]
Ratio of expenses after expense reductions (%)	2.55	2.25	2.17	2.15	2.15[d]
Ratio of net investment income (loss) (%)	(.89)	(1.09)	(1.12)	(1.00)	(1.40)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
* Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006[e]	2005[e]	2004[e]
Selected Per Share Data
Net asset value, beginning of period	$ 14.92	$ 17.22	$ 14.65	$ 13.63	$ 11.66
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.03)	(.01)	.01	(.04)
Net realized and unrealized gain (loss)	(2.98)	.51	3.78	2.22	2.01
Total from investment operations	(3.00)	.48	3.77	2.23	1.97
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(1.21)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(1.21)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.99	$ 14.92	$ 17.22	$ 14.65	$ 13.63
Total Return (%)	(22.11)	2.85[b]	25.81[b]	17.01[b]	16.88[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	85	65	41	38
Ratio of expenses before expense reductions (%)	1.76	1.37	1.28	1.54	1.85[c]
Ratio of expenses after expense reductions (%)	1.76	1.37	1.16	1.15	1.15[c]
Ratio of net investment income (loss) (%)	(.10)	(.21)	(.11)	.00	(.40)
Portfolio turnover rate (%)	105	120	105	60	109[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Japan Equity Fund (the "Fund") is a diversified series of DWS Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On August 20, 2004, the Japanese Equity master-feeder structure was dissolved and converted to a stand-alone fund. Certain ratio results from activity prior to this conversion for the year ended August 31, 2004 are included in the Financial Highlights.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through August 31, 2008, the Fund incurred approximately $9,935,000 of net realized capital losses and approximately $60,000 of net currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Unrealized appreciation (depreciation) on investments	$ (22,388,859)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
	2008	2007
Distributions from ordinary income*	$ 3,245,367	$ 12,316,291
Distributions from long-term capital gains	$ 13,895,222	$ 20,516,516
Tax return of capital	$ 548,813	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $129,620,035 and $216,654,726, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

Accordingly, for the year ended August 31, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.850% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor received an Administration Fee of $120,268, of which $7,811 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2008
Class A	$ 41,719	$ 9,374
Class B	11,360	2,632
Class C	20,465	3,946
Class S	42,595	7,830
	$ 116,139	$ 23,782

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class B	65,553	3,869
Class C	261,509	15,556
	$ 327,062	$ 19,425

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 104,160	$ 4,959.24%
Class B	21,611	210.25%
Class C	86,011	—	.25%
	$ 211,782	$ 5,169

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $7,734.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2008, the CDSC for Class B and C shares aggregated $45,486 and $13,340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2008, DIDI received $10,070 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,638, of which $17,577 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $519 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,209,750	$ 26,444,417	2,018,753	$ 31,460,991
Class B	66,553	783,128	145,643	2,235,061
Class C	466,990	5,803,691	1,319,846	20,246,272
Class S	1,156,330	13,904,560	3,189,596	49,721,213
		$ 46,935,796		$ 103,663,537
Shares issued to shareholders in reinvestment of distributions
Class A	373,298	$ 4,375,056	484,532	$ 7,205,001
Class B	79,426	911,013	98,849	1,454,078
Class C	341,818	3,920,650	409,060	6,017,275
Class S	343,039	4,044,431	755,572	11,273,139
		$ 13,251,150		$ 25,949,493
Shares redeemed
Class A	(2,656,065)	$ (32,350,882)	(2,757,995)	$ (43,201,882)
Class B	(297,296)	(3,495,960)	(251,658)	(3,917,151)
Class C	(1,680,414)	(20,527,138)	(1,831,026)	(28,386,735)
Class S	(4,883,490)	(70,993,927)	(2,004,894)	(31,251,855)
		$ (127,367,907)		$ (106,757,623)
Redemption fees		$ 3,108		$ 10,210
Net increase (decrease)
Class A	(73,017)	$ (1,530,353)	(254,710)	$ (4,528,779)
Class B	(151,317)	(1,801,819)	(7,166)	(227,974)
Class C	(871,606)	(10,802,594)	(102,120)	(2,122,776)
Class S	(3,384,121)	(53,043,087)	1,940,274	29,745,146
		$ (67,177,853)		$ 22,865,617

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Investors Funds, Inc. and the Shareholders of DWS Japan Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Japan Equity Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.54 per share from net long-term capital gains during its year ended August 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,098,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $143,890 and earned $143,890 of foreign source income during the year ended August 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended August 31, 2008.

For federal Income tax purposes, the Fund designates $2,303,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	FJEAX	FJEBX	FJECX	FJESX
CUSIP Number	23339K 109	23339K 208	23339K 307	23339K 406
Fund Number	460	660	760	2369

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2008, DWS Japan Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS JAPAN EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$60,375	$0	$0	$0
2007	$62,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$98,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2008